UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2020

A. O. Smith Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-475	39-0619790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11270 West Park Place, Milwaukee, Wisconsin 53224

(Address of principal executive offices, including zip code)

(414) 359-4000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 204.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $1.00 per share)	AOS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

A. O. Corporation (the “Company”) held its Annual Meeting of Stockholders on April 15, 2020, for the purposes of the election of the Company’s Board of Directors, to hold an advisory vote to approve the compensation of our named executive officers, to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 and to approve an amendment of the A. O. Smith Combined Incentive Compensation Plan and increase of authorized shares of Common Stock by 2,400,000.

The voting results for the election of the Company’s Board of Directors were as follows:

Class A Common Stock		Authority	Broker
Directors	For	Withheld	Non-Vote
Ronald D. Brown	25,169,931	0	0
Paul W. Jones	25,169,931	0	0
Ajita G. Rajendra	25,169,931	0	0
Bruce M. Smith	25,169,931	0	0
Mark D. Smith	25,169,931	0	0
Kevin J. Wheeler	25,169,931	0	0

Common Stock		Authority	Broker
Directors	For	Withheld	Non-Vote
William P. Greubel	76,178,493	34,280,617	8,304,161
Dr. Ilham Kadri	108,987,498	1,471,612	8,304,161
Idelle K. Wolf	105,094,062	5,365,048	8,304,161
Gene C. Wulf	97,615,117	12,843,993	8,304,161

The advisory voting results for the approval of the compensation of the Company’s named executive officers were as follows:

Total Votes
For	35,456,449
Against	719,651
Abstain	39,742
Broker Non-Votes	830,416

The voting results for the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2020, were as follows

Total Votes
For	36,610,115
Against	423,976
Abstain	12,167
Broker Non-Votes	0

The voting results for to approve an amendment of the A. O. Smith Combined Incentive Compensation Plan and increase of authorized shares of Common Stock by 2,400,000, were as follows:

Total Votes
For	35,522,353
Against	676,243
Abstain	17,246
Broker Non-Votes	830,416

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. O. SMITH CORPORATION

Date: April 20, 2020	By:	/s/ James F. Stern
James F. Stern
Executive Vice President, General Counsel and Secretary